                                                                     EXHIBIT 1.1

                                 DECS TRUST III

                               5,000,000 DECS* SM

  (Representing Beneficial Interests in Contracts Relating to Shares of Class
       B Common Stock, $.01 par value, of Herbalife International, Inc.)


                             Underwriting Agreement


                                                              New York, New York
                                                              March [  ], 1998

Salomon Smith Barney
Smith Barney Inc.
Prudential Securities Incorporated
As Representatives of the several Underwriters, [c/o Smith Barney Inc.]
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

               DECS Trust III, a statutory business trust organized under the Delaware Business Trust Act, 12 Del.C. Section 3801 et seq. (the "Delaware Act"), of the State of Delaware (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes to issue and to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 5,000,000 DECS representing shares of beneficial interest in the Trust (the "Underwritten DECS"). In addition, the Underwriters will have an option to purchase up to [ ] DECS (the "Option DECS" and, together with the Underwritten DECS, the "DECS") to cover over-allotments, if any. The Option DECS and the Underwritten DECS, together with the [ ] DECS of the Trust subscribed for by Smith Barney Inc. ("Smith Barney") pursuant to the Subscription Agreement, dated March 3, 1998, between Smith Barney and the Trust (the "Subscription DECS"), are referred to herein as the "Securities." The Securities are to be issued under an Amended and Restated Declaration of Trust, dated as of March [ ], 1998 (the "Trust Agreement"), among the initial trustee and initial sponsor of the Trust, trustees of the Trust (the "Trustees") and Smith Barney, as sponsor.

               The Trust has entered into forward purchase contracts (the "Contracts") with the persons listed on Schedule II hereto (each a "Seller" and collectively, the "Sellers"), the related persons listed on Schedule II hereto under "Corporate Seller Control Person" (each, a "Corporate Seller Control Person" and collectively, the "Corporate Seller Control Persons"), Mark Hughes and the Mark Hughes Family Trust, solely controlled by Mark Hughes, pursuant to which each Seller has agreed to sell, and the Trust has agreed to purchase, the number of shares of Class B Common Stock, $.01 par value (the "Shares"), of
Herbalife International, Inc. (the "Company") specified therein on [      ]
[ ], 2001 (the "Exchange Date") (subject to the Sellers' right to deliver cash with a value equivalent thereto, or other property, as provided in the Contracts). Each Seller's obligations under his, her or its respective Contract will be secured by a pledge of collateral under a collateral agreement (each a "Collateral Agreement") among such Seller, the Trust and The Bank of New York ("BoNY"), as collateral agent (in such capacity, the "Collateral Agent").

--------

* Plus an option to purchase from DECS Trust up to [ ] additional DECS to cover over-allotments.

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persons listed on Schedule II hereto under "Corporate Seller Control Person"
(each, a "Corporate Seller Control Person" and collectively, the "Corporate Seller Control Persons"), Mark Hughes and the Mark Hughes Family Trust, solely controlled by Mark Hughes, pursuant to which each Seller has agreed to sell, and the Trust has agreed to purchase, the number of shares of Class B Common Stock, $.01 par value (the "Shares"), of Herbalife International, Inc. (the "Company") specified therein on [ ] [ ], 2001 (the "Exchange Date") (subject to the Sellers' right to deliver cash with a value equivalent thereto, or other property, as provided in the Contracts). Each Seller's obligations under his, her or its respective Contract will be secured by a pledge of collateral under a collateral agreement (each a "Collateral Agreement") among such Seller, the Trust and The Bank of New York ("BoNY"), as collateral agent (in such capacity, the "Collateral Agent").

               It is further understood by the parties hereto that the persons listed on Schedule III hereto each a "Lender" and collectively, the "Lenders" are concurrently entering into a securities loan agreement dated the date hereof (the "Securities Loan Agreement") which provides that, subject to certain restrictions and with the agreement of the Lenders, Smith Barney may from time to time borrow, return and reborrow from the Lenders certain of the Shares for the purpose of facilitating market-making activity in the DECS by Smith Barney.

               In connection with the foregoing, the Company has filed with the Commission a registration statement with respect to (i) 5,000,000 Shares in respect of the Underwritten DECS, plus an additional [ ] Shares in respect of the Option DECS and an additional [ ] Shares in respect of the Subscription DECS, for delivery by the Sellers pursuant to the Securities and (ii) 1,000,000 Shares (the "Borrowed Shares") for borrowing and delivery pursuant to the Securities Loan Agreement, which registration statement is referred to in
Section 2(a) of this Agreement.

               To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 23 hereof.

               1. Representations and Warranties of the Trust. The Trust represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

               (a) The Trust meets the requirements for use of Form N-2 under the Act and has prepared and filed with the Commission (a) a notification on Form N-8A (the "Notification") of registration of the Trust as an investment company under the Investment Company Act and (b) a registration statement on Form N-2 (file numbers 333-44807 and 811-08615), including a related preliminary prospectus, for the registration of the offering and sale of the DECS under the Act. The Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Trust will next file with the Commission one of the following: either
(1) prior to the Trust Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus); or (2) after the Trust Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 497(h). In the case of clause (2), the Trust has included in such registration



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statement, as amended at the Trust Effective Date, all information (other than
Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Trust Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Trust Prospectus) as the Trust has advised you, prior to the Execution Time, will be included or made therein.

               (b) On the Trust Effective Date, the Trust Registration Statement and the Notification did or will, and when the Trust Prospectus is first filed (if required) in accordance with Rule 497(h) and on the Closing Date (as defined herein) and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "Settlement Date"), the Trust Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Investment Company Act, and the respective rules thereunder; on the Trust Effective Date and at the Execution Time, the Trust Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Trust Effective Date, the Trust Prospectus, if not filed pursuant to Rule 497(h), did not or will not, and on the date of any filing pursuant to Rule 497(h) and on the Closing Date and any settlement date, the Trust Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (c) No stop order suspending the effectiveness of the Trust Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Trust Prospectus has been issued by the Commission, no notice or order under Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose are pending before or threatened by the Commission.

               (d) The Trust has been duly created, is validly existing as a business trust under the Delaware Act, has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and each of the Fundamental Documents (as defined below) and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a material adverse effect on the Trust or its assets. The Trust has no subsidiaries.

               (e) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act.

               (f) This Agreement has been duly authorized, executed and delivered by the Trust.


               (g) Each of the Contracts, the Collateral Agreements, the Administration Agreement between BoNY and the Trust (the "Administration Agreement"), the Custodian Agreement between BoNY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BoNY and the Trust (the "Paying Agent Agreement") and the Fund Indemnity Agreement between Smith Barney and the Trust (the "Fund Indemnity Agreement") (the Contracts, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable.

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               (g) Each of the Contracts, the Collateral Agreements, the
Administration Agreement between BoNY and the Trust (the "Administration Agreement"), the Custodian Agreement between BoNY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BoNY and the Trust (the "Paying Agent Agreement") and the Fund Indemnity Agreement between Smith Barney and the Trust (the "Fund Indemnity Agreement") (the Contracts, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

               (h) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement (including the issue and sale by the Trust of the DECS as contemplated by this Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach or violation of, or default under, or give the holder of any indebtedness of the Trust the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties; and no consent, approval, authorization, order of, or qualification or filing with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the execution and delivery by the Trust of this Agreement or the Fundamental Agreements or the performance by the Trust of its obligations hereunder and thereunder, except for the filing of a Certificate of Trust and the filing of a Restated Certificate of Trust with the office of the Secretary of State of the State of Delaware (which filings have been duly made) and such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the DECS by the Underwriters.

               (i) The DECS, the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

               (j) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Act, the Exchange Act and the Investment Company Act, and all approvals of such documents required under the Investment Company Act by the holders of the Securities and the Trustees have been obtained and are in full force and effect.

               (k) On the Closing Date, as defined below in Section 5, the Fundamental Agreements will be in full force and effect and the Trust will not be in default thereunder and, to the knowledge of the Trust, no event will have occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Trust is not currently in breach of, or in




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default under, the Trust Agreement or any other written agreement or instrument to which it or its property is bound or affected.

               (l) All of the outstanding Securities have been duly authorized and are validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the form of certificate used to evidence the Securities is in due and proper form and complies with all provisions of applicable law.

               (m) The DECS have been duly authorized by the Trust for issuance to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust in accordance with the terms of this Agreement and the Trust Agreement against payment of the purchase price therefor as provided herein, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the issuance of such DECS will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement, and no holder of the Securities will be subject to personal liability by reason of being such a holder.

               (n) The DECS have been approved for listing on the National Market System of the National Association of Securities Dealers Automated Quotation System (the "Nasdaq National Market System"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

               (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

               (p) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or files as required.

               (q) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS.



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               (r) There are no material restrictions, limitations or
regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

               (s) The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Trust Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.

               (t) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (u) The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated, and such financial statement has been prepared in conformity with generally accepted accounting principles.

               (v) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

               (w) The Trust has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, and has not effected any sales of the Company's common stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

               2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2.

               (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-46201) on Form S-3, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares in connection with the offering and sale of the DECS and an alternate form of related preliminary prospectus for registration of the use of the Borrowed Shares in connection with the Securities Loan Agreement. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Company Effective Date of such registration statement, a further amendment to such registration statement, (including the final forms of such prospectuses),
(2) after the Company Effective Date of such registration statement, such final prospectuses in accordance with



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Rules 430A and 424(b), or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Company Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Company Prospectus with respect to the Shares and the offering thereof and the Borrowed Shares and the use thereof. As filed, such amendment and form of final prospectuses, or such final prospectuses, shall contain all Rule 430A Information, together with all other such required information with respect to the Shares and the offering thereof and the Borrowed Shares and the use thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Company Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Company Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Company Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

               (b) On the Company Effective Date, the Company Registration Statement did or will, and when the Company Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any Settlement Date, and on each day when borrowings are made under the Securities Loan Agreement, the Company Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Company Effective Date and at the Execution Time, the Company Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Company Effective Date, the Company Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Settlement Date, and on each day when borrowings are made under the Securities Loan Agreement, the Company Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Company Registration Statement, or the Company Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Company Registration Statement or the Company Prospectus (or any supplement thereto).

               (c) No stop order suspending the effectiveness of the Company Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Company Prospectus has been issued by the Commission, and no proceedings for any such purpose are pending before or threatened by the Commission. Each document incorporated by reference in the Company Registration Statement or the Company Prospectus, when they were filed or are filed with the Commission, conformed or will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.



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

               (d) The business of the Company and its subsidiaries, including without limitation the recruitment of distributors and the distribution and marketing of the Company's products, (a) is conducted in accordance with the Company's multi-level marketing and distribution plan as described in the Company Prospectus, (b) does not require the consent, approval, authorization, filing, registration or qualification or order of or with any court or governmental agency or body, except such as have been obtained or effected, and
(c) does not violate any statute, law, rule or regulation of any country, or any political subdivision thereof, in which the Company or any of its subsidiaries operates, and does not breach or violate any of the terms and provisions of, or constitute a default under, any judgment, decree or order, applicable to the Company or any of its subsidiaries, of any court, regulatory body, administrative agency, governmental body, arbitrator or other governmental authority having jurisdiction over the Company or its subsidiaries or any of its or their property, except in each of (b) and (c) for any consent, approval, authorization, filing, registration, qualification or order the failure of which to obtain or effect, or any violation, breach or default which, would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

               (e) The Company is not an "investment company" as defined in the Investment Company Act.

               (f) Neither the Company nor any of its subsidiaries has taken and none of such entities will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, it being understood that this sentence shall not apply to any share repurchase program conducted by the Company in compliance with the Exchange Act and other applicable law.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, (and not of such officer in his individual capacity) as to matters covered thereby, to each Underwriter.

               3. Representations and Warranties of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes. Each of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes (each, a "Mark Hughes Entity" and collectively, the "Mark Hughes Entities") severally and jointly, represents and warrants to, and agrees with, each Underwriter, the Company and the Trust that:

               (a) The Mark Hughes Family Trust has been duly created, is validly existing and has the power and authority to own its property.

               (b) Each of the Sellers and the Corporate Seller Control Persons has been duly organized, is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own its property, and, in the case of each Seller, does not conduct any business in any jurisdiction, own any material property other than Shares or have any subsidiaries.



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

               (c) Each of the Mark Hughes Entities has full right, power and authority to enter into and perform its obligations under this Agreement, each Contract and Collateral Agreement to which such Mark Hughes Entity is a party and the letter agreement among each of the Mark Hughes Entities and Smith Barney relating to expenses of the Trust (the "Reimbursement Agreement").

               (d) This Agreement has been duly authorized by each of the Mark Hughes Entities (other than Mark Hughes) and duly executed and delivered by each of the Mark Hughes Entities. Each Contract and Collateral Agreement to which each Mark Hughes Entity is a party and the Reimbursement Agreement have been duly authorized by such Mark Hughes Entity (other than Mark Hughes), and executed and delivered by such Mark Hughes Entity and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of such Mark Hughes Entity, enforceable against such Mark Hughes Entity in accordance with its terms.

               (e) The execution and delivery by each of the Mark Hughes Entities of this Agreement, each Contract and Collateral Agreement to which such Mark Hughes Entity is a party and the Reimbursement Agreement, the performance by such Mark Hughes Entity of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of or imposition of any lien (other than pursuant to each Collateral Agreement to which such Mark Hughes Entity is a party), charge or encumbrance upon any property or assets of such Mark Hughes Entity or its subsidiaries pursuant to (i) the Organizational Documents of such Mark Hughes Entity or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which such Mark Hughes Entity or its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to such Mark Hughes Entity or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Mark Hughes Entity or its subsidiaries or any of its or their properties. Amounts received by each of the Mark Hughes Entities, if any, at the Closing Date and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b), pursuant to such Mark Hughes Entity's Contract will not be used by such Mark Hughes Entity for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation G promulgated by the Board of Governors of the Federal Reserve System.

               (f) Each of the Sellers, the Corporate Seller Control Persons and the Mark Hughes Family Trust is not and, after giving effect to the transactions contemplated in each Contract and Collateral Agreement and the offering and sale of the DECS contemplated by this Agreement, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

               (g) Each of the Sellers is the sole registered owner of and has, and on the Closing Date (and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b)) will have, good and valid title to the Shares to be pledged and assigned by it under its Collateral Agreement, free and clear of any security interests, claims, liens, equities and other encumbrances, except for those created pursuant to its Collateral Agreement; and such Seller has the



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

full right, power and authority, and all authorization and approval required by law to pledge and assign the Shares to be pledged and assigned by such Seller pursuant to its Collateral Agreement.

               (h) Title to any Shares to be delivered by a Seller pursuant to such Seller's Contract on the Exchange Date, assuming payment of the consideration due pursuant to such Seller's Contract on the Closing Date, will pass to the Trust free and clear of any security interests, claims, liens, equities and other encumbrances. The sale, transfer and delivery of any Shares to be delivered by a Seller pursuant to such Seller's Contract is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Seller or any shareholder of such Seller is a party or by which any of them is bound.

               (i) Each of the Mark Hughes Entities hereby repeats and confirms as if set forth in full herein each of the representations, warranties, guarantees and agreements made by such Mark Hughes Entity in each Contract and Collateral Agreement to which such Mark Hughes Entity is a party and agrees that the representations, warranties, guarantees and agreements therein and herein are made hereby for the benefit of, and may be relied upon by, (i) the Underwriters and Cleary, Gottlieb, Steen & Hamilton, counsel to the Underwriters and (ii) the Company and Irell & Manella LLP, counsel to the Company and to the Mark Hughes Entities.

               (j) None of the Mark Hughes Entities has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the DECS, it being understood that this sentence shall not apply to any share repurchase program conducted by the Company in compliance with the Exchange Act and all other applicable law.

               (k) Each of the Mark Hughes Entities is familiar with the Company Registration Statement and the Company Prospectus and verifies that the information set forth therein respecting him or it is true and complete.

               (l) No consent, approval, license, authorization, order or validation of, and no filing, recording, or registration with, any court or governmental authority, agency or body is required for the compliance by each Mark Hughes Entity with all of the provisions of this Agreement, each Contract and Collateral Agreement to which such Mark Hughes Entity is a party and the Reimbursement Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus.

               (m) Certificates in negotiable form for each Seller's Shares have been placed in custody, for delivery pursuant to the terms of such Seller's Contract and Collateral Agreement, under a Custody Agreement and Power of Attorney duly authorized, executed and delivered by such Seller, in the form heretofore furnished to you (the "Custody Agreement") with the Bank of New York, as Custodian (the "Custodian"); the Shares represented by the certificates so held in custody for each Seller are subject to the interests of the Trust pursuant to such Seller's Contract and Collateral Agreement; the arrangements for custody and delivery of such certificates, made by such Seller pursuant to such Seller's Contract and Collateral Agreement and the Custody Agreement, are not subject to termination by any acts of such Seller, or by operation of law, whether by the death or incapacity of such Seller or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Shares pursuant to such Seller's Contract and Collateral Agreement, certificates for the Shares will be delivered by the Custodian in accordance with the terms and conditions of such Seller's Contract and Collateral Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

               Any certificate signed by any Mark Hughes Entity or any officer thereof, as the case may be, and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Mark Hughes Entity (and not, except in the case of certificates of Mark Hughes, of such officer in his individual capacity), as to matters covered thereby, to each Underwriter.

               4.     Purchase and Sale.

               (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[ ] per DECS, the amount of the Underwritten DECS set forth opposite such Underwriter's name in Schedule I hereto.

               (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to
[ ] Option DECS at the same purchase price per DECS as the Underwriters shall pay for the Underwritten DECS. The option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Trust Prospectus upon written or facsimile notice by the Representatives to the Trust setting forth the number of shares of the Option DECS as to which the several Underwriters are exercising the option and the Settlement Date. Delivery of certificates for the Option DECS by the Trust, and payment therefor to the Trust, shall be made as provided in
Section 5 hereof. The number of shares of the Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional DECS.

               (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the DECS will be used by the Trust as specified in the Contracts, the Mark Hughes Entities agree, severally and jointly, to pay to Smith Barney, at the time of each delivery of DECS pursuant to Section 5, an amount equal to $[ ] per DECS being delivered at such time, plus $[ ] per DECS for each Subscription DECS owned by Smith Barney after giving effect to the subdivision of the Subscription DECS provided for in the Subscription Agreement.

               5. Delivery and Payment. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the first Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on March
[ ], 1998, or at such time on such later date not later than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Trust and the Mark Hughes or as provided in Section 13 hereof (such date and time of delivery and payment for the DECS being herein called the "Closing Date"). Delivery of the DECS shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of the Closing Date. Delivery of the DECS shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct.

               The Trust agrees to have the DECS available for inspection and checking by the Representatives in New York, New York, not later than 1:00 P.M. on the Business Day prior to the Closing Date.

               If the option provided for in Section 4(b) hereof is exercised after the first Business Day prior to the Closing Date, the Trust will deliver the Option DECS (at the expense of the Trust) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of such Settlement Date. If settlement for the Option DECS occurs after the Closing Date, the Trust, the Company and the Sellers will deliver to the Representatives on the Settlement Date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 10 hereof.

               6. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Trust Prospectus.

               7. Agreements of the Trust. The Trust agrees with the several Underwriters that:

               (a) The Trust will use its best efforts to cause the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Trust will not file any amendment of the Trust Registration Statement or supplement to the Trust Prospectus or any Rule 462(b) Trust Registration Statement unless the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. Subject to the foregoing sentence, if the Trust Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Trust Prospectus is otherwise required under Rule 424(b), the Trust will cause the Trust Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Trust will promptly advise the Representatives (1) when the Trust Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Trust Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Trust Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Trust Registration Statement or any Rule 462(b) Trust Registration Statement, shall have been filed or become effective,
        (4) of any request by the Commission or its staff for any amendment of the Trust Registration Statement, or any Rule 462(b) Trust Registration Statement, or for any supplement to the Trust Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Trust Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Trust Registration Statement or supplement the Trust Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Trust promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
        Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemental Trust Prospectus to you in such quantities as you may reasonably request.

               (c) The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Trust Registration Statement (without exhibits thereto). The Trust will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Trust Registration Statement (including exhibits thereto). The Trust will furnish to the Underwriters not later than (i) 6:00 P.M., New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 6:00 P.M., New York City time, on the Business Day following the date on which the public offering price was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Trust Prospectus, the Trust Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Trust Prospectus and the Trust Prospectus and any supplement thereto as the Representatives may reasonably request.

               (d) The Trust will arrange, if necessary, for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS and will pay any fee of the National Association of Securities Dealers, Inc. (the "NASD"), in connection with its review, if any, of the Trust Registration Statement and the offering of the DECS.

               8. Agreements of the Company. The Company agrees with the several Underwriters that:

               (a) The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Company will not file any amendment of the Company Registration Statement or supplement to the Company Prospectus or any Rule 462(b) Company Registration Statement unless the Company has furnished to you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Company Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Company Prospectus is otherwise required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Company Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Company Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Company Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Company Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Company Registration Statement, or any Rule 462(b) Company Registration Statement, or for any supplement to the Company Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act (including in respect of the offering and sale of the DECS or the use of the Borrowed Shares), any event occurs as a result of which the Company Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Company Registration Statement or supplement the Company Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event,
        (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 8, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Company Prospectus to you in such quantities as you may reasonably request.


               (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

        Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 8, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Company Prospectus to you in such quantities as you may reasonably request.

               (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Company Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Company Registration Statement (without exhibits thereto). The Company will furnish to the Underwriters not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (B) 6:00 P.M., New York City time, on the Business Day following the date on which the public offering price of the DECS was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Company Prospectus, the Company Prospectus and any supplement thereto as the Representatives may reasonably request; further, so long as delivery of a prospectus by any Underwriter or any dealer may be required by the Act (including in respect of the offering and sale of the DECS or the borrowing of the Borrowed Shares), as many copies of each Preliminary Company Prospectus and the Company Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of the Company Registration Statement, each Preliminary Company Prospectus and the Company Prospectus.

               (e) The Company will cooperate with the Trust for purposes of the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS, the Shares or the use of the Borrowed Shares and will pay any fee of the NASD in connection with its review, if any, of the Company Registration Statement and the offering of the Shares in connection with the offering of the DECS or the use of the Borrowed Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to (A) taxes or (B) service of process in suits, in each case, other than those arising out of the offering or sale of the DECS, the offering and sale of the Shares in connection with the offering of the DECS or the use of the Borrowed Shares, in any jurisdiction where it is not now so subject.

               (f) The Company will not, without the prior written consent of Smith Barney, during the period of 90 days following the Execution Time,
        (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any class of common stock of the Company or such other securities, in cash or otherwise; provided, however, that the Company may issue, or grant options for, any class of common stock of the Company pursuant to any stock plan for employees or directors, or any employee benefit plan, of the Company in effect at the Execution Time, or pursuant to any stock options outstanding at the Execution Time.

               (g) The Company will furnish the Trust in sufficient quantities for transmission to holders of the DECS the Company's annual report to shareholders and reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission.

               (h) The Company will take such actions as may be reasonably necessary to comply with the rules and regulations of the Nasdaq National Market System in respect of the offering of the Shares contemplated hereby.

               (i) The Company will not become an "investment company" as defined in the Investment Company Act.

               (j) Neither the Company nor any of its subsidiaries has taken and none of such entities will take, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in destabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, it being understood that this sentence shall not apply to any share repurchase program conducted by the Company in compliance with the Exchange Act and all other applicable law.

               (k) The Company will, promptly following each time the Company Registration Statement or the Company Prospectus is amended or supplemented, notify Smith Barney of such amendment or supplement. The Company will, promptly following (A) filing by the Company of any Annual Report on Form 10-K or Quarterly Report on Form 10-Q under the Exchange Act (or any successor forms) and (B) receipt of a written request by Smith Barney (the date and time as of which any such filing is made or request is received is referred to herein as a "Bringdown Date"), deliver or cause to be delivered promptly to Smith Barney a certificate of the Company signed by the chief executive officer and the principal financial or accounting officer of the Company, dated the Bringdown Date, in form satisfactory to Smith Barney, of the same tenor as the certificate referred to in Section 10(m) but modified to relate to the Bringdown Date in lieu of the Closing Date, to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Company Registration Statement and the Company Prospectus as amended and supplemented to the Bringdown Date.

               (l) The Company will, promptly following each Bringdown Date, furnish or cause to be furnished promptly to Smith Barney written opinions of counsel for the Company satisfactory to Smith Barney, of the same tenor as the opinions referred to in Sections 10(c) through (j) but modified to relate to the Company Registration Statement and the Company Prospectus as amended and supplemented to the Bringdown Date or, in lieu of such opinions, counsel last furnishing such opinions to Smith Barney may furnish Smith Barney with a letter to the effect that it may rely on such last opinions to the same extent as though they were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Company Registration Statement and the Company Prospectus as amended and supplemented to the Bringdown
        Date).

               (m) The Company will, promptly following each Bringdown Date which occurs on or following the date of a filing that results in the inclusion or incorporation in the Company Registration Statement or the Company Prospectus of amended or supplemental financial information that has not previously been addressed by a letter of the type described below, cause its independent public accountants promptly to furnish to Smith Barney a letter, dated the Bringdown Date, in form satisfactory to Smith Barney, of the same tenor as the letter referred to in Section 10(o) with such changes as may be necessary to reflect such amended or supplemental financial information included or incorporated by reference in the Company Registration Statement and the Company Prospectus, as amended or supplemented to the Bringdown Date; provided, however, that if the Company Registration Statement or the Company Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, such independent public accountants may limit the scope of such letter, which shall be satisfactory in form to Smith Barney, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in such amendment or supplement, unless, in the judgment of Smith Barney, such letter should cover other information or changes in specified financial statement line items.

               9. Agreements of the Mark Hughes Entities. Each of the Mark Hughes Entities agrees with each of the Underwriters that:

               (a) Each Mark Hughes Entity will not, without the prior written consent of Smith Barney, during the period of 90 days following the Execution Time, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any class of common stock of the Company or such other securities, in cash or otherwise; provided, however, that the Mark Hughes Entities may engage in any of the transactions described in clause (i) or (ii) above in connection with (a) the offering by the Trust of the DECS or any delivery of Shares pursuant to the terms of the DECS, (b) the loaning of Shares pursuant to the Securities Loan

        Agreement, or (c) sales by the Herbalife Family Foundation, a charitable trust of which Mark Hughes is a director but with respect to which Mark Hughes has no pecuniary interest.

               (b) No Mark Hughes Entity will take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, it being understood that this sentence shall not apply to any share repurchase program conducted by the Company in compliance with the Exchange Act and all other applicable law.

               (c) Each Mark Hughes Entity will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Shares (including with respect to the offering and sale of the DECS or the use of Borrowed Shares) by an underwriter or dealer may be required under the Act, of any change in the information in the Company Registration Statement or the Company Prospectus relating to such Mark Hughes Entity.

               10. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Trust, the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 4(b) hereof, to the accuracy of the statements of the Trust, the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes made in any certificates pursuant to the provisions hereof, to the performance by each of the Trust, the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes of their respective obligations hereunder and to the following additional conditions:

               (a) If the Trust Registration Statement or the Company Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, such Trust Registration Statement or Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the DECS was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Trust Prospectus or the Company Prospectus, or any supplement thereto, is required pursuant to Rule 497(h) or Rule 424(b), such Trust Prospectus or Company Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Trust Registration Statement or the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) The Representatives shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably request.

               (c) The Company shall instruct Irell & Manella LLP, counsel for the Company, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, to the effect that:

                      (i) each of the Company and Herbalife International of
               America, Inc. (the "Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Company Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and where the failure to be so qualified would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus; notwithstanding the foregoing, the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of California;

                      (ii) all the outstanding shares of capital stock of the
               Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Company Prospectus, all outstanding shares of capital stock of the Subsidiary are directly owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

                      (iii) the Company's authorized equity capitalization is as set forth in the Company Prospectus; the capital stock of the Company conforms to the description thereof contained in the Company Prospectus; all outstanding Shares have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares are duly approved for quotation through the Nasdaq National Market System; the certificates for the Shares are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares under the Company's Amended and Restated Articles of Incorporation, Restated Bylaws or applicable law, or, to the knowledge of such counsel, after due inquiry, any indenture, agreement, instrument or order by which the Company is subject;

                      (iv) to the knowledge of such counsel, after due inquiry,
               there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Company Registration Statement which is not adequately disclosed in the Company Prospectus, and there is no franchise, contract or other document of a character required to be described in the Company Registration Statement or Company Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Company Prospectus under the heading "Description of Capital Stock" fairly summarize the matters therein described insofar as such statements relate to laws, regulations, judgments, decrees or orders of the United States or the State of California;

                      (v) the Company Registration Statement has become
               effective under the Act; any required filing of the Company Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Company Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Company Registration Statement and the Company Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that on the Company Effective Date or at the Execution Time the Company Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical statements and other financial information contained therein, as to which such counsel need express no opinion) (which conclusions may be expressed in a separate letter);

                      (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                      (vii) the Company is not an "investment company" as
               defined in the Investment Company Act;

                      (viii) to the knowledge of such counsel, after due
               inquiry, there is no action, proceeding or investigation pending or threatened against the Company, any of its subsidiaries or any Mark Hughes Entity which questions the validity of the issuance of the DECS or the offering thereof by the Underwriters;

                      (ix) no consent, approval, authorization, filing with or
               order of any court or governmental agency or body is required in connection with the performance by the Company of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS or the distribution of Shares pursuant to the terms of the DECS by the Underwriters in the manner contemplated in this Agreement and in the Trust Prospectus or the Company Prospectus;

                      (x) neither the performance of this Agreement by the
               Company, the distribution of the Shares, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to (i) the charter or by-laws of the Company or the Subsidiary, (ii) the terms of any indenture or material agreement or instrument, known to such counsel, after due inquiry, to which the Company or any of its subsidiaries is a party or bound, (iii) any judgment, order or decree, known to such counsel, after due inquiry, to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or (iv) any law; and

                      (xi) to the knowledge of such counsel, after due inquiry,
               no holders of securities of the Company other than the Sellers have rights to the registration of such securities under the Company Registration Statement.

        In rendering such opinion, such counsel may include customary qualifications and exceptions and rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Company Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

               (d) The Company shall instruct non-U.S. counsel to the Company's subsidiaries in Brazil, Germany, France, Italy, Japan, Taiwan and the United Kingdom and non-U.S. counsel to the Company with respect to its operations in Russia, to furnish, and each such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, in the form attached hereto as Exhibit B.

               (e) The Mark Hughes Entities (other than the Mark Hughes Family Trust) shall instruct Irell & Manella LLP or Lee, Goddard & Duffy LLP, counsel for such Mark Hughes Entities, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, to the effect that:

                      (i) each of the Sellers and Corporate Seller Control
               Persons has been duly organized and is validly existing as a limited liability corporation in good standing under the laws of the State of Delaware with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification;

                      (ii) the Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by the Sellers, the Custody Agreement is valid and binding on the Sellers and each Seller has full legal right and authority to sell, pledge, transfer and deliver in the manner provided in the Contracts and Collateral Agreements and the Custody Agreement, the Shares to be sold, pledged, transferred and delivered thereunder;

                      (iii) this Agreement has been duly authorized by each of
               the Mark Hughes Entities (other than Mark Hughes and the Mark Hughes Family Trust) and duly executed and delivered by each of the Mark Hughes Entities (other than the Mark Hughes Family Trust); each Contract and Collateral Agreement to which each Mark Hughes Entity is a party and the Reimbursement Agreement has been duly authorized by such Mark Hughes Entity (other than Mark Hughes and the Mark Hughes Family Trust) and duly executed and delivered by such Mark Hughes Entity (other than the Mark Hughes Family Trust) and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of such Mark Hughes Entity (other than the Mark Hughes Family Trust), enforceable against such Mark Hughes Entity (other than the Mark Hughes Family Trust) in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and to general equitable principles; and the execution and delivery by each of the Mark Hughes Entities (other than the Mark Hughes Family Trust) of this Agreement, each Contract and Collateral Agreement to which such Mark Hughes Entity is a party and the Reimbursement Agreement, the performance by such Mark Hughes Entity of its obligations hereunder and thereunder and the consummation of the transactions herein and therein contemplated do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, result in a breach or violation of or imposition of any lien (other than pursuant to the Collateral Agreement to which such Mark Hughes Entity is a party), charge or encumbrance upon any property or assets of such Mark Hughes Entity or its subsidiaries pursuant to (i) the Organizational Documents of such Mark Hughes Entity or any of its subsidiaries, (ii) the terms of any indenture or material agreement or instrument, known to such counsel, after due inquiry, to which such Mark Hughes Entity or any of its subsidiaries is a party or bound, (iii) judgment, order or decree applicable to such Mark Hughes Entity or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Mark Hughes Entity or its subsidiaries or
               (iv) any law;

                      (iv) no consent, approval, license, authorization, order
               or validation of, and no filing, recording, or registration with, any court or governmental authority, agency or body is required for the compliance by each Mark Hughes Entity (other than the Mark Hughes Family Trust) with all of the provisions of this Agreement, each Contract and Collateral Agreement to which such Mark Hughes Entity is a party and the Reimbursement Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws in connection with the purchase and distribution of the DECS by the Underwriters and the distribution of the Shares pursuant to the terms of the DECS in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus;

                      (v) this Agreement, the Reimbursement Agreement and each
               Contract and Collateral Agreement will be (A) binding on and legally enforceable against the estate of Mark Hughes should he become deceased or the legal representative, attorney, or guardian of Mark Hughes should he lack legal capacity and (B) binding on and legally enforceable against the Mark Hughes Family Trust despite the death or legal incapacity of any settlor or beneficiary of such trust;

                      (vi) none of the Sellers, the Corporate Seller Control
               Persons or the Mark Hughes Family Trust is and, after giving effect to the transactions contemplated in each Contract and Collateral Agreement and the offering and sale of the DECS as contemplated by this Agreement, will be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act;

                      (vii) the Collateral Agreements create a valid security
               interest in favor of the Collateral Agent (as defined therein) for the benefit of the Trust in the Shares pledged thereunder as security for the performance by the applicable Seller of its obligations under the Contract to which such Seller is a party and to secure the observance and performance of the covenants and agreements of the applicable Seller contained in the Contract and the Collateral Agreement to which such Seller is a party;

                      (viii) pursuant to Section 9-103(6) of the California UCC
               as currently in effect, the perfection and the effect of perfection or non-perfection of the security interest of the Trust in the Shares pledged pursuant to the Contracts and the Collateral Agreements will be governed by the laws of the State of New York, assuming the Share certificates are located in New York at all times.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of Delaware, or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Company Prospectus in this paragraph
        (e) include any supplements thereto at the Closing Date. The opinion of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

               (f) The Company shall instruct Conrad Lee Klein, Esq. to furnish, and such counsel shall have furnished, a letter to the Representatives dated the Closing Date and addressed to the Representatives, in form and substance substantially similar to the opinion delivered by such counsel to Salomon Brothers Inc on October 18, 1993 and satisfactory to the Representatives, confirming as of such date the opinion given in the letters to the Company, dated June 8 and July 14, 1993, with respect to the Company's compliance with the Final Judgment and Permanent Injunction, dated October 15, 1986, in California v. Herbalife International, Inc.

               (g) The Company shall instruct Hogan & Hartson LLP, special regulatory counsel for the Company, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, to the effect that:

                      (i) the statements in the Company Prospectus under the
               Captions "Risk Factors - Regulation " and "Business - Regulation," insofar as such statements purport to summarize applicable provisions of the FDA Act, the regulations promulgated thereunder and the FDA's June 4, 1997 proposed regulation for dietary supplements containing ephedrine alkaloids, are accurate summaries in all material respects of the provisions purposed to be summarized under such captions in the Company Prospectus.

        Such counsel shall state that no facts have come to their attention which causes them to believe that the statements in the Company Prospectus under the caption "Risk Factors -- Regulation" and "Business -- Regulation," insofar as such statements relate the FDA regulatory matters, at the time the Company Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, as of the date of the Company Prospectus or as of the date thereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. References to the Company Prospectus in this paragraph (g) include any supplements thereto at the Closing Date.

               (h) The Company shall instruct Morrison & Foerster LLP, special counsel to the Company and Mark Hughes, to furnish, and such counsel shall have furnished:

                      (i) an advisory letter to the Representatives dated the
               Closing Date and addressed to the Representatives, with respect to the legality of that the Company's multi-level marketing and distribution plan under any U.S. or California statute, law, rule or regulation.

                      (ii) an opinion to the Representatives dated the Closing
               Date and addressed to the Representatives, to the effect there is no prohibition or restriction on the ability of Mark Hughes to, directly or indirectly through one or more intermediary entities, transfer, encumber, hypothecate, conceal, pledge or in any way dispose of any Shares (including without limitation as contemplated in the Forward Purchase Contracts and Collateral Agreements) that arises from the proceeding for the dissolution of the marriage of Mark and Suzan Hughes or under California marital property or family law; and

                      (iii) Suzan Hughes has no claims with respect to the
               Collateral, as defined in each Collateral Agreement, pledged pursuant to such Collateral Agreement that may be superior to the rights of the Trust in such Collateral in the event of any change in the marital status of Mark Hughes.

               (i) The Company shall instruct Robert A. Sandler, Esq. to furnish, and such counsel shall have furnished, a letter to the Representatives dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

               (j) The Company shall instruct Gerald M. Yaroslow, Esq. or other counsel satisfactory to the Representatives, to furnish, and such counsel shall have furnished, an opinion to the Representatives dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

               (k) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the Trust, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the DECS, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Documents, the Company Registration Statement, the Company Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (l) The Trust shall have furnished to the Representatives a certificate of the Trust, signed by the Managing Trustee and dated the Closing Date, to the effect that:

                      (i) the representations and warranties of the Trust in
               this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                      (ii) no stop order suspending the effectiveness of the
               Trust Registration Statement or the use of the Trust Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

               (m) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any supplements to the Company Prospectus and this Agreement and that:

                      (i) the representations and warranties of the Company in
               this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                      (ii) no stop order suspending the effectiveness of the
               Company Registration Statement or the use of the Company Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                      (iii) since the date of the most recent financial
               statements included in the Company Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto).

               (n) Each of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes shall have furnished to the Representatives a certificate, signed by Mark Hughes and two appropriate officers of such Seller or Corporate Seller Control Person or one other appropriate officer of the Mark Hughes Family Trust, as the case may be, dated the Closing Date, to the effect that each signer of such certificate has carefully examined the Company Registration Statement, the Company Prospectus, any supplements to the Company Prospectus and this Agreement and that:

                      (i) the representations and warranties of such Mark Hughes
               Entity in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and such Mark Hughes Entity has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

               (o) At the Execution Time and at the Closing Date, Deloitte & Touche shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                      (i) in their opinion the audited financial statements and
               financial statement schedules included or incorporated in the Company Registration Statement and the Company Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                      (ii) on the basis of a reading of the latest unaudited
               financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1997, nothing came to their attention which caused them to believe that:

                             (A) with respect to the period subsequent to
                      December 31, 1997, there were any material changes, at a specified date not more than three business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the shareholders' equity of the Company or the working capital of the Company and its subsidiaries as compared with the amounts shown on the December 31, 1997, consolidated balance sheet included or incorporated in the Company Registration Statement and the Company Prospectus, or for the period from January 1, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding [quarter], in net sales, operating margin or net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                             (B) the information included or incorporated in the
                      Company Registration Statement and Company Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                      Data), Item 302 (Supplementary Financial Information),
                      Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                      (iii) they have performed certain other specified
               procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Company Registration Statement and the Company Prospectus, including the information set forth under the captions "Prospectus Summary," "Risk Factors," "Selected Consolidated Financial and Operating Data," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Principal and Selling Stockholders," "Certain Transactions" and "Description of Capital Stock" in the Company Prospectus and the information included or incorporated in Items 1, 2, 6, 7, 8 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Company Registration Statement and the Company Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

        References to the Company Prospectus in this paragraph (m) include any supplement thereto to the date of the letter.

               (p) The Shares shall have been duly approved for quotation through the Nasdaq National Market System, and satisfactory evidence of such action shall have been provided to the Representatives.

               (q) The DECS shall have been approved for listing on the Nasdaq National Market System, subject only to official notice of issuance.

               (r) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (s) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and each Seller shall have delivered to the Collateral Agent the number of Shares required by the Collateral Agreement to which such Seller is a party to be initially pledged and assigned by such Seller thereunder in accordance with the requirements of such Collateral Agreement.

               (t) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company addressed to the Representatives relating to sales and certain other dispositions of shares of common stock of the Company or certain other securities, and such letter agreements shall be in full force and effect on the Closing Date.

               (u) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Company Registration Statement (exclusive of any amendment thereof) and the Company Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (m) of this Section 10 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its direct and indirect subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Registration Statement and the Company Registration Statement (in either case, exclusive of any amendment thereof) and the Trust Prospectus and the Company Prospectus (in either case, exclusive of any supplement thereto).

               (v) Prior to the Closing Date, the Company, the Trust, and each of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               If any of the conditions specified in this Section 10 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this

Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trust and the Company in writing or by telephone or facsimile confirmed in writing.

               The documents required to be delivered by this Section 10 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, New York 10006, on the Closing Date.

               11.    Expenses.

               (a) Each of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust, Mark Hughes and the Company, severally and jointly, will pay all expenses incident to the performance by the Trust and each Seller of their respective obligations under this Agreement and their Contracts and Collateral Agreements, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of this Agreement, the Trust Agreement, each of the Fundamental Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the DECS, (iii) the preparation, issuance and delivery of the certificates for the DECS to the Representatives, (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of the Sellers' counsel and other advisors, (vi) the qualification of the DECS under state securities laws in accordance with the provisions of Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of the related blue sky survey and any supplement thereto, (vii) the printing and delivery to the Representatives of copies of each Preliminary Trust Prospectus, the Trust Prospectus and any amendments or supplements thereto,
(viii) the fees and expenses of any transfer agent or registrar for the DECS,
(ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Trust Registration Statement and the offering of the DECS in accordance with the provisions of Section 7(d) hereof, (x) the fees and expenses incurred in connection with the listing of the DECS on the Nasdaq National Market System and (xi) the fees and expenses incurred in connection with the preparation and filing of a registration statement under the Exchange Act relating to the DECS. Each of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust, Mark Hughes and the Company, severally and jointly, will reimburse the Underwriters through Smith Barney on the Closing Date in immediately available funds for the Up-Front Fee Amount and the Up-Front Expense Amount (each as defined in the Fund Expense Agreement dated as of the Closing Date between Smith Barney and BoNY) and for the up-front fees of the trustees of the Trust paid by Smith Barney. The Mark Hughes Entities shall not be obligated pursuant to this Section 11(a) to pay any fees or disbursements of counsel to the Underwriters other than in connection with clauses (vi) and (ix) of this Section 11(a).

               (b) Each of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust, Mark Hughes and the Company, severally and jointly, will pay all expenses incident to the performance by the Company of its obligations under this Agreement, including (i) the preparation, printing and filing of the Company Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Trust, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Shares under state securities laws in accordance with the provisions of
Section 8(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (v) the printing and delivery to the Representatives of copies of each Preliminary Company Prospectus, the Company Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Company Registration Statement and the offering of the Shares in accordance with the provisions of
Section 8(e) hereof and (viii) the fees and expenses incurred in connection with the approval of the Shares for quotation through the Nasdaq National Market System.

               (c) If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 10 hereof is not satisfied, because of any termination pursuant to Section 15 hereof or because of any refusal, inability or failure on the part of the Company, Mark Hughes, the Mark Hughes Family Trust, any Seller or any Corporate Seller Control Person to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, each of the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust, Mark Hughes and the Company, jointly and severally, will reimburse the Underwriters through Smith Barney upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the DECS.

               (d) The provisions of this Section 11 shall not supersede or otherwise affect any agreement that the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes may otherwise have for the allocation of such expenses among themselves.

               12.    Indemnification and Contribution.

               (a) The Company agrees to indemnify and hold harmless each Mark Hughes Entity, the Trust, each of the Trustees, each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls the Trust or any Underwriter within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto (each such document, a "Company Registration Document"), or the omission or alleged omission to state in any Company Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Trust Prospectus or the Trust Prospectus, or in any amendment thereto or supplement thereto (each such document, a "Trust Registration Document") or the omission or alleged omission to state in any Trust Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading; and in each such case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company in any such case will not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Company Registration Document or Trust Registration Document in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors, each of its officers who signs the Registration Statement, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust, Mark Hughes and each person who controls the Company within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or the Trust by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Company Registration Documents or the Trust Registration Documents, as the case may be. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Each of the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes acknowledges that the statements set forth in the legend in block capital letters on page 2 related to stabilization and syndicate covering transactions and in the third, sixth and ninth paragraphs under the heading "Plan of Distribution" related to concessions and reallowances, related to listing the DECS and related to stabilization, syndicate covering transactions and penalty bids, respectively, in any Preliminary Company Prospectus, the Company Prospectus, any Preliminary Trust Prospectus or the Trust Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Company Registration Document or any Trust Registration Document.

               (c) Promptly after receipt by an indemnified party under this
Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon the advice of its counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action (provided that, with respect to the matters set forth in clauses (i), (ii) and (iii), in no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances) or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable to an indemnified party for any amount paid by the indemnified party to settle or compromise any pending or threatened claim, action, suit or proceeding if such settlement or compromise is entered into without the consent of the indemnifying party, which consent may not be withheld unless such settlement or compromise is unreasonable in light of the pending or threatened claim, action, suit or proceeding against, and defenses available to, the indemnified party.

               (d) In the event that the indemnity provided in paragraph (a) or
(b) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, each Seller, each Corporate Seller Control Person, the Mark Hughes Family Trust and Mark Hughes, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, each Seller, each Corporate Seller Control Person, the Mark Hughes Family Trust, Mark Hughes and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes on the one hand and the Underwriters on the other from the offering of the DECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among the underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, each Seller, each Corporate Seller Control Person, the Mark Hughes Family Trust and Mark Hughes, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, such Seller, such Corporate Seller Control Person, the Mark Hughes Family Trust and Mark Hughes on one hand and of the

Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust and Mark Hughes shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Trust, and the benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus and, as between the Company and the Underwriters, the Company shall be deemed for this purpose to have received such total net proceeds as are received by the Trust. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, a Seller, a Corporate Seller Control Person, the Mark Hughes Family Trust or Mark Hughes on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, each Seller, each Corporate Seller Control Person, the Mark Hughes Family Trust, Mark Hughes and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter; each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company; each person who controls a Seller, a Corporate Seller Control Person or the Mark Hughes Family Trust within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Seller, Corporate Seller Control Person or Mark Hughes Family Trust, as the case may be, subject in each case to the applicable terms and conditions of this paragraph (d).

               13.  Subordination

               (a) The Company agrees, and each Mark Hughes Entity agrees, that the obligations of the Company to indemnify and hold harmless each Mark Hughes Entity against any Losses as provided in paragraph (a) of
        Section 12 (the "Subordinated Indemnification Obligations") are subordinated in right of payment, to the extent and in the manner provided in this Section 13, to the prior payment of all obligations of the Company to indemnify and hold harmless the Trust, each Underwriter, the directors, officers, employees and agents of each person who controls the Trust or any Underwriter within the meaning of the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise (each a "Senior Indemnified Party" and collectively the "Senior Indemnified Parties") against any Losses as provided in paragraph (a) of Section 12 (the "Senior Indemnification Obligations") and that the subordination is for the benefit of and enforceable by the Senior Indemnified Parties.

               (b) Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property: (i) the Senior Indemnified Parties shall be entitled to receive payment in full of all Senior Indemnification Obligations in cash before any Mark Hughes Entity shall be entitled to receive any payment of Subordinated Indemnification Obligations; and (ii) until such Senior Indemnification Obligations are paid in full in cash, any payment to which any Mark Hughes Entity would be entitled but for this
        Section 13 shall be made to the Senior Indemnified Parties as their interests may appear.

               (c) The Company may not pay any Subordinated Indemnification Obligations if the Company has failed to pay to the Senior Indemnified Parties any Senior Indemnification Obligations that are then payable.

               (d) If any payment in respect of Subordinated Indemnification Obligations are made to any Mark Hughes Entity that because of this
        Section 13 should not have been made to it, the Mark Hughes Entity who received the payment shall hold it in trust for the Senior Indemnified Parties and pay it over to them as their interests may appear.

               (e) After all Senior Indemnification Obligations of the Company are paid in full in cash and until the Subordinated Indemnification Obligations are paid in full, the Mark Hughes Entities shall be subrogated to the rights of the Senior Indemnified Parties to receive payments applicable to such Senior Indemnification Obligations. A payment made under this Section 13 to a Senior Indemnified Party which otherwise would have been made to a Mark Hughes Entity is not, as between the Company and the Mark Hughes Entities, a payment by the Company on such Senior Indemnification Obligations.

               (f) Each Mark Hughes Entity acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each Senior Indemnified Party to enter into this Agreement.

               14. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust or Mark Hughes. In the event of a default by any Underwriter as set forth in this Section 14, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Trust Registration

Statement and the Trust Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust or Mark Hughes and any nondefaulting Underwriter for damages occasioned by its default hereunder.

               15. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Trust and the Company prior to delivery of and payment for the DECS, if at any time prior to such time (i) trading in any class of the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of the United States is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Prospectus (exclusive of any supplement thereto).

               16. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Company, each Seller, each Corporate Seller Control Person, the Mark Hughes Family Trust, Mark Hughes, or their respective officers, if applicable, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust, the Company, any Seller, any Corporate Seller Control Person, the Mark Hughes Family Trust, Mark Hughes, or any of the officers, directors or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 11, 12 and 18 hereof shall survive the termination or cancellation of this Agreement.

               17. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Smith Barney, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-6[ ]) and confirmed to the General Counsel, care of Salomon Smith Barney, at 388 Greenwich Street, New York, New York 10013, attention: General Counsel; if sent to the Trust, will be mailed, delivered or telefaxed and confirmed to it at c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715, Attention: Donald J. Puglisi; if sent to the Company, will be mailed, delivered, telefaxed and confirmed to it at Herbalife International, Inc., 1800 Century Park East, Los Angeles, California 90067 (fax no.: [ ]), Attention: Robert A. Sandler; if sent to Mark Hughes or the Mark Hughes Family Trust, will be mailed, delivered, telegraphed and confirmed to him or it care of Herbalife International, Inc., 1800 Century Park East, Los Angeles, California 90067, attention of [ ]; if sent to the Sellers or the Corporate Seller Control Persons, will be mailed, delivered, telegraphed and confirmed to it care of Herbalife International, Inc., attention of [ ].

               18. Guaranty. (a) In order to induce the Underwriters to enter into this Agreement and for other valuable consideration, each of Mark Hughes, the Mark Hughes Family Trust, the Sellers and the Corporate Seller Control Persons, jointly and severally, hereby irrevocably guarantees (as primary obligor and not merely as surety) to the Trust, each of the Trustees, each

Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls the Trust or any Underwriter within the meaning of the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise (each of such persons, a "Beneficiary") (i) the accuracy of the representations and warranties of the Company contained in
Section 2 hereof, (ii) the performance by the Company of the agreements contained in Section 8 hereof and (iii) the performance by the Company of its indemnification obligations contained in Sections 12(a) and 12(d) hereof and of its obligation to pay expenses contained in Section 11 hereof.

               (b) The obligations of Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person under this Section 18 shall be unconditional, irrespective of the validity or enforceability of any other provision of this Agreement.

               (c) The obligations of Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person under this Section 18 constitute guarantees of performance and of payment, and not merely guarantees of collection, and shall remain in full force and effect until all amounts payable by the Company in respect of the matters (the "Guaranteed Matters") that are the subject of the obligations of Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person under this Section 18(a) of this Agreement have been validly, finally and irrevocably paid in full, and shall not be affected in any way by the absence of any action to obtain such amounts from the Company or by any variation, extension, waiver, compromise or release of any or all of the obligations of the Company hereunder or of any security from time to time therefor. Each of Mark Hughes, the Mark Hughes Family Trust, the Sellers and the Corporate Seller Control Persons hereby waives all requirements as to promptness, diligence, presentment, demand for payment, protest and notice of any kind with respect to his obligations under this
Section 18. Each of Mark Hughes, the Mark Hughes Family Trust, the Sellers and the Corporate Seller Control Persons hereby agrees, jointly and severally, that action may be taken directly against such person under this Section 18 without any action being taken against the Company.

               (d) The obligations of Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person under this Section 18 shall not be affected by any change in applicable laws, rules or regulations or by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting or purporting to amend, vary, reduce or otherwise affect any of the obligations of the Company under this Agreement or by any other circumstance (other than by complete, irrevocable performance or payment) that might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor. If the Company merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist, Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person shall nonetheless continue to be liable for the payment of all amounts that would have been payable by the Company in respect of the Guaranteed Matters.

               (e) The obligations of Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person under this Section 18 shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment of the Company in respect of the Guaranteed Matters, in whole or in part, is rescinded or must otherwise be returned by a Beneficiary upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

               (f) If at any time when any amount payable by the Company in respect of the Guaranteed Matters is overdue and unpaid Mark Hughes, the Mark Hughes Family Trust, any Seller or any Corporate Seller Control Person receives any amount as a result of any action against the Company or any of its property or assets or otherwise for or on account of any payment made by Mark Hughes, the Mark Hughes Family Trust, any Seller or any Corporate Seller Control Person pursuant to this Section 18, Mark Hughes, the Mark Hughes Family Trust, such Seller or such Corporate Seller Control Person, as the case may be, shall forthwith pay such amount received by it to Smith Barney, on behalf of the Beneficiaries, without demand, to be credited and applied toward any such amount payable by the Company.

               (g) Notwithstanding the foregoing, Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person shall be liable for any representation or warranty referred to in Section 18(a)(i) or for any agreement referred to in Section 18(a)(ii) only if the circumstances underlying the breach of representation or violation of the agreement are a basis on which action is taken against any Beneficiary by a third party or are a reason for a diminution in the value of any Shares or any DECS beneficially owned by the Trust or an Underwriter, in each case, as principal (including for this purpose any such Shares or DECS the Trust or such Underwriter, as the case may be, may have sold following such diminution in value). Moreover, none of Mark Hughes, the Mark Hughes Family Trust, the Sellers or the Corporate Seller Control Persons shall have any such liability unless written notice of a Beneficiary's claim under this Section 18(a) and this Section 18(g) is asserted against Mark Hughes, the Mark Hughes Family Trust, any Seller or any Corporate Seller Control Person, before the Company shall have made generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 148 under the Act.

               (h) The indemnity, contribution and guarantee agreements set forth in this Agreement, including the limitations on the liabilities of Mark Hughes, the Mark Hughes Family Trust, each Seller and each Corporate Seller Control Person set forth in paragraph (g) above, shall be in addition to any liability which the Company, Mark Hughes, the Mark Hughes Family Trust, each Seller or each Corporate Seller Control Person may otherwise have.

               19. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and no other person will have any right or obligation hereunder. This Agreement will be (A) binding on and legally enforceable against the estate of Mark Hughes should he become deceased or the legal representative, attorney, or guardian of Mark Hughes should he lack legal capacity and (B) binding on and legally enforceable against the Mark Hughes Family Trust despite the death or legal incapacity of any settlor or beneficiary of such trust.

               20. Applicable Law. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

               21. Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

               22. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

               23. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

               "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

               "Commission" shall mean the Securities and Exchange Commission.

               "Company Borrowings Prospectus" shall mean the prospectus relating to the Borrowed Shares that is used in connection with the use of Borrowed Shares and that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of such final prospectus relating to the Borrowed Shares included in the Company Registration Statement at the Company Effective Date.

               "Company DECS Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the DECS and that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares that is used in connection with such offering and sale and that is included in the Company Registration Statement at the Company Effective Date.

               "Company Effective Date" shall mean each date and time that the Company Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement became or become effective.

               "Company Prospectus" shall mean the Company Borrowings Prospectus and the Company DECS Prospectus.

               "Company Registration Statement" shall mean the registration statement referred to in Section 2(a) above including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Company Effective Date as provided by Rule 430A.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

               "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

               "Organizational Documents" shall mean, in respect of any company, corporation, partnership, limited liability company, governmental agency or other enterprise, as applicable, its founding act, charter, articles of incorporation and by-laws, memorandum and articles of association, statute, certificate of partnership, partnership agreement, limited liability company agreement, or similar instrument.

               "Preliminary Company Prospectus" shall mean any preliminary prospectus referred to in Section 2(a) and any preliminary prospectus included in the Company Registration Statement at the Company Effective Date that omits Rule 430A Information.

               "Preliminary Trust Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Trust Registration Statement at the Trust Effective Date that omits Rule 430A Information.

               "Rule 415," "Rule 424," "Rule 430A," "Rule 462," "Rule 497(h)",
        "Regulation S-K" and "Regulation S-X" refer to such rules and regulations under the Act.

               "Rule 430A Information" shall mean information with respect to the DECS, the Shares and the offering thereof permitted to be omitted from the Trust Registration Statement (or, as used in Section 2 above, the Company Registration Statement) when it becomes effective pursuant to Rule 430A.

               "Rule 462(b) Company Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 2(a) above.

               "Rule 462(b) Trust Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(a) above.

               "Salomon Smith Barney" shall mean Smith Barney Inc. or Salomon Brothers Inc, to the extent that either such party is a signatory to this Agreement.

               "Trust Effective Date" shall mean each date and time that the Trust Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Trust Registration Statement became or become effective.

               "Trust Prospectus" shall mean the prospectus relating to the DECS that is first filed pursuant to Rule 497(h) after the Execution Time or, if no filing pursuant to Rule 497(h) is required, shall mean the form of final prospectus relating to the DECS included in the Trust Registration Statement at the Trust Effective Date.

               "Trust Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Trust Execution Time (or, if not effective at the Trust Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Trust Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Trust Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Trust Effective Date as provided by Rule 430A.

               As used herein, the terms "Trust Registration Statement," "Preliminary Trust Prospectus" and "Trust Prospectus" shall not include the Company Prospectus attached thereto.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company, the Sellers, the Corporate Seller Control Persons, the Mark Hughes Family Trust, Mark Hughes and the several Underwriters.

                                     Very truly yours,

                                     DECS Trust III

                                     By: ____________________________
                                         Name:  Donald J. Puglisi
                                         Title:  Managing Trustee



                                     Herbalife International, Inc.

                                     By:_____________________________
                                         Name:  Mark Hughes
                                         Title: Chairman of the Board, Chief
                                                Executive Officer and President


                                     Mark Hughes Family Trust

                                     By:_____________________________
                                         Name:  Mark Hughes
                                         Title:  Trustee


                                     Mark Hughes

                                     By:_____________________________


                                     Sellers


                                     MH Holdings III N, LLC
                                     By:_____________________________
                                         Name:
                                         Title:


                                     MH Holdings III O, LLC
                                     By:_____________________________
                                         Name:
                                         Title:

                                     MH Holdings III P, LLC
                                     By:_____________________________
                                         Name:
                                         Title:


                                     MH Holdings III Q, LLC


                                     By:_____________________________
                                         Name:
                                         Title:


                                     Corporate Seller


                                     Control Persons


                                     Mark Hughes Holdings I, LLC


                                     By:_____________________________
                                         Name:
                                         Title:


                                     Mark Hughes Holdings II, LLC


                                     By:_____________________________
                                         Name:
                                         Title:


The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.


Smith Barney Inc.


By:___________________________
Name:
Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement

                                   SCHEDULE I


                                                  NUMBER OF UNDERWRITTEN
                                                  DECS TO BE
UNDERWRITERS                                      PURCHASED
------------                                      ---------
Smith Barney Inc.

Prudential Securities Incorporated





                                                   ---------
       Total...................................    5,000,000
                                                   =========

                                   SCHEDULE II


                                 List of Sellers


                                                           Underwritten     Option     Total
      Seller          Corporate Seller Control Person         Shares        Shares     Shares
      ------          -------------------------------      ------------     ------     ------
MH Holdings III N    MH Holdings I and MH Holdings II     [         ]        [   ]     [   ]
MH Holdings III O    MH Holdings I and MH Holdings II     [         ]        [   ]     [   ]
MH Holdings III P    MH Holdings I and MH Holdings II     [         ]        [   ]     [   ]
MH Holdings III Q    MH Holdings I and MH Holdings II     [         ]        [   ]     [   ]


Total                                                      5,000,000         [   ]     [   ]
                                                           =========         =====     ====

                                  SCHEDULE III


                                 List of Lenders



MH Holdings F
MH Holdings G

[FORM OF LOCK-UP AGREEMENT]                                            EXHIBIT A

 [LETTERHEAD OF EXECUTIVE OFFICER OR DIRECTOR OF HERBALIFE INTERNATIONAL, INC.]


                                   Corporation
                         Public Offering of Common Stock


                                                                            ,19


Smith Barney Inc.
Prudential Securities Incorporated
As Representatives of the several Underwriters, [c/o Smith Barney Inc.]
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:


               This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among the Mark Hughes Entities (as defined therein) Herbalife International, Inc., a Nevada corporation (the "Company"), DECS Trust III (the "Trust"), a Delaware business trust, and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of DECS representing shares of beneficial interest in the Trust.

               In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Smith Barney Inc., for a period of 90 days after the date of this Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of any shares of any class of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of any class of common stock of the Company (whether such shares or any such securities are now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any class of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any class of common stock of the Company or such other securities, in cash or otherwise, provided, however, that the Company may issue, or grant options for, the common stock of the Company pursuant to any stock plan for employees or directors, or any employee benefit plan, of the Company in effect at the Execution Time, or pursuant to any stock options outstanding at the Execution Time.

               If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                         Yours very truly,


                                         [SIGNATURE OF EXECUTIVE OFFICER OR
                                         DIRECTOR]


                                         [NAME AND ADDRESS OF EXECUTIVE OFFICER
                                         OR DIRECTOR]

                                                                       EXHIBIT B

   Form of Opinion to Be Delivered by Counsel to Material Foreign Subsidiaries

1. The Company is validly existing as a corporation in good standing under the laws of [insert Country in which the Subsidiary Operates] and has corporate power to own its properties and conduct its business as currently conducted.

2. The Company's authorized and issued equity capitalization is [ ], and all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

3. The business of the Company in [insert Country in which the Subsidiary Operates], including without limitation the recruitment of distributors and the distribution and marketing of the products listed on Annex A hereto (the "Products"), which we have been advised by the Company are all the products currently being distributed or marketed by the Company in [insert the Country in which the Subsidiary operates], to the extent conducted in accordance with the Company's multi-level marketing and distribution plan (the "Marketing Plan"), (a) does not require the consent, approval, authorization, filing, registration, qualification or order of or with any court or governmental agency or body [except for the (insert any requisite consent, approval, authorization, filing, registration, qualification or order), which have been obtained or supplied for________________] and (b) does not violate any statute, law, rule or regulation of [insert the Country in which the Subsidiary operates] or any political subdivision thereof, and does not breach or violate any of the terms and provisions of or constitute a default under, any judgment, decree or order, known to us, applicable to the Company, of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties.

4. Based on inquiry of appropriate officers of the Company, and on our past and continuing representation of the Company, we know of no legal or governmental proceedings pending to which the Company is a party, or threatened against the Company, that could (a) have a material adverse effect on the business or financial condition of the Company, (b) result in the discontinuance or reformulation of any Product or (c) result in any change to the Marketing Plan; provided that for this purpose we have not regarded any legal or governmental proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the management of the Company or to us a present intention to initiate such proceedings.

5. Based on inquiry of appropriate officers and independent auditors of the Company, and on our past and continuing representation of the Company, the Company has paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property pertaining to it, and has filed all tax returns required to be filed, in each case in a timely manner and prior to the date on which penalties attach.

6. Based on inquiry of appropriate officers of the Company, and on our past and continuing representation of the Company, we are not aware of any liabilities of the Company (contingent or otherwise) that are required to be reported but are not reported in the most recent audited financial statements of the Company (insert year of most recent audited financial statements) or the unaudited interim financial statements of the Company dated (insert dates of all unaudited interim financial statements subsequent to the most recent audited financial statements).

We express no opinion other than as to the law of [insert Country in which the Subsidiary operates].



                                       7